Exhibit 10.4
FOURTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AGREEMENT
     FOURTH AMENDMENT, dated as of October 1, 2006 (this “Amendment”), to the Amended and Restated Loan Agreement dated as of August 13, 2002, among FURMANITE LIMITED (the “Borrower”), FURMANITE WORLDWIDE, INC. (“Holding”)., the financial institutions from time to time party thereto (the “Banks”) and BANK OF SCOTLAND, as Agent for the Banks (in such capacity, the “Agent”), as amended by the First Amendment dated as of December 31, 2003, the Second Amendment dated as - of December 31, 2005 and the Third Amendment dated as of March 31, 2006 (the “Agreement”).
W I T N E S S E T H:
     WHEREAS, the Borrower and Holding have advised the Agent and the Banks that they desire to amend Section 8.19 of the Agreement;
     WHEREAS, subject to the terms and conditions set forth herein, the parties have agreed to amend the Agreement as set forth herein;
     NOW, THEREFORE, it is agreed:
     Section 1. Definitions. Terms used in this Amendment which are defined in the Agreement shall have the meanings specified therein (unless otherwise defined herein).
     Section 2. Amendment. Effective as of the date hereof, Section 8.19 of the Agreement is amended by deleting said Section 8.19 and substituting, in lieu thereof, the following:
“8.19	Tangible Assets. The aggregate amount of Tangible Assets of all members of the Consolidated Group that are organized in the UK, the US or Australia (and any other jurisdiction agreed to in writing by the Agent in its sole discretion) will be equal to or greater than 70% of the consolidated Tangible Assets of the Consolidated Group.”
     Section 3. Representations, Warranties and Covenants. Each of the Borrower and Holding hereby represents and warrants to the Agent and the Banks that as of the date hereof (a) there exists no Default or Event of Default, (b) all representations and warranties made by the Borrower and Holding in this Amendment, the Agreement or in the other Loan Documents or otherwise made by the Borrower or Holding in writing in connection herewith, or therewith are true and correct in all respects with the same effect as though such representations and warranties had been made at and as of such time except to the extent such representations and warranties were made only as of a specific date, and (c) each of the Borrower and Holding has performed all obligations and agreements and complied with all covenants and conditions required by this Amendment, the Agreement or in the other Loan Documents to be performed or complied with by it prior to or as of such time.

     Section 4. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement – in any other document or instrument shall be deemed to mean the Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.
     Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.
     Section 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

FURMANITE LIMITED

By:	/s/ Howard C. Wadsworth

Name: Howard C. Wadsworth
Title: Director

By:	/s/ Joseph Milliron

Name: Joseph Milliron
Title: Director

FURMANITE WORLDWIDE, INC.

By:	/s/ Howard C. Wadsworth

Name: Howard C. Wadsworth
Title: Vice President

BANK OF SCOTLAND, in its capacity as Agent and as a Bank

By:

Name:
Title:
[Signature Page to Fourth Amendment to Amended and Restated Loan Agreement]